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                                                                   EXHIBIT 10.22


                              VERIDIAN CORPORATION

                            2000 STOCK INCENTIVE PLAN
                            (AS AMENDED AND RESTATED)


                                    ARTICLE I
                                  INTRODUCTION

         1.1 PURPOSE. The Veridian Corporation 2000 Stock Incentive Plan (the "Plan") is intended to promote the interests of Veridian Corporation (the "Company") and its stockholders by encouraging employees and consultants of the Company or its Affiliates (as defined below) and Non-Employee Directors (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the "Board") also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company.

         1.2 SHARES SUBJECT TO THE PLAN. The aggregate number of shares of Class B Common Stock, $.0001 par value per share, of the Company ("Common Stock") that may be issued under the Plan shall not exceed 3,100,000 shares; provided, however, that in the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee (as defined below), whose determination shall be final and binding upon the Company and all other interested persons. In the event the number of shares to be delivered upon the exercise or payment of any Award (as defined below) granted under the Plan is reduced for any reason whatsoever or in the event any Award granted under the Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such Award shall thereupon be released from such Award and shall thereafter be available under the Plan for the grant of additional Awards. Shares issued pursuant to the Plan
(i) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (ii) shall be fully paid and nonassessable.

         1.3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Awards under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The act or


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determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.


         1.4 AMENDMENT AND DISCONTINUANCE OF THE PLAN. The Board may amend, suspend or terminate the Plan; provided, however, no amendment, suspension or termination of the Plan may without the consent of the holder of an Option, Purchased Stock, Restricted Stock, Phantom Stock, Performance Unit, Bonus Stock or Other Stock-Based Award, terminate such Award or adversely affect such person's rights with respect to such Award in any material respect.

         1.5 GRANTING OF AWARDS TO PARTICIPANTS. The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Consultants and Non-Employee Directors as may be selected by it on the terms and conditions hereinafter set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider any factors that it may consider relevant.

         1.6 GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS. Non-Employee Directors, as defined in Article IV, shall not be eligible to receive any Awards under the Plan other than Options to purchase shares of Common Stock on the terms and conditions hereinafter set forth in Article IV.

         1.7 AMENDMENT AND TERM OF PLAN. The Plan was originally known as the Calspan SRL Corporation 1995 Stock Incentive Plan. The Veda International, Inc. Stock Option Plan (the "Veda Plan") was merged into the Plan in 1998. This amendment and restatement of the Plan shall be effective upon the date of its approval by the Board (the "Effective Date"). The provisions of the Plan are applicable to all Awards (as hereinafter defined) granted after the Effective Date. Except with respect to Awards then outstanding, if not sooner terminated under the provisions of Article I, Paragraph 4, the Plan shall terminate upon, and no further Awards shall be made, after the tenth anniversary of the Effective Date.

         1.8 LEAVE OF ABSENCE. If a person is on military, sick leave or other bona fide leave of absence, such person shall be considered an "employee" for purposes of an outstanding Award during the period of such leave provided it does not exceed 90 days, or, if longer, so long as the person's right to reemployment is guaranteed either by statute or by contract. If the period of leave exceeds 90 days, the employment relationship shall be deemed to have terminated on the 91st day of such leave, unless the person's right to reemployment is guaranteed by statute or contract.


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         1.9      DEFINITIONS.

         As used in the Plan, the following terms shall have the meanings set forth below:

         "1933 Act" means the Securities Act of 1933, as amended.

         "1934 Act" means the Securities Exchange Act of 1934, as amended.

         "Affiliate" means (i) any entity in which the Company, directly or indirectly, owns 10% or more of the combined voting power, as determined by the Committee, (ii) any "parent corporation" of the Company (as defined in Section 424(e) of the Code) and (iii) any "subsidiary corporation" of any such parent corporation (as defined in Section 424(f) of the Code) thereof.

         "Awards" means, collectively, Options, Purchased Stock, Restricted Stock, Phantom Stock, Performance Units, Bonus Stock or Other Stock-Based Awards.

         "Cause" means (i) the willful commission by a Participant of a criminal or other act that causes or is likely to cause substantial economic damage to the Company or an Affiliate or substantial injury to the business reputation of the Company or Affiliate; (ii) the commission by a Participant of an act of fraud in the performance of such Participant's duties on behalf of the Company or an Affiliate; or (iii) the continuing willful failure of a Participant to perform the duties of such Participant to the Company or an Affiliate (other than such failure resulting from the Participant's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Participant by the Committee. For purposes of the Plan, no act, or failure to act, on the Participant's part shall be considered "willful" unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company or an Affiliate, as the case may be.


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"Change of Control" shall be deemed to have occurred upon, and means:

                  (i) prior to an IPO, (A) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of eighty percent (80%) or more of either (1) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (I) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Company or any corporation controlled by the Company or
(IV) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clause (1), (2) and (3) of clause (B) of this Paragraph 1.9(b)(i) are satisfied; (B) the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless immediately following such reorganization, merger or consolidation (1) more than eighty percent (80%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company, any employee benefit plan(s) (or related trust(s)) of the Company and/or its Subsidiaries or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, eighty percent (80%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, eighty percent (80%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board (as defined below) at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation, (C) the sale, lease, transfer, conveyance or other disposition for cash or marketable securities in one or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, or (D) the adoption of a plan relating to the liquidation or dissolution of the Company; and


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                  (ii)     after an IPO, (A) the acquisition by any Person of
beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of either (1) the Outstanding Company Common Stock or (2) the Outstanding Company Voting Securities); provided, however, that the following acquisitions shall not constitute a Change of Control: (I) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Company or any corporation controlled by the Company or (IV) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clause
(1), (2) and (3) of clause (B) of this Paragraph 1.9(b)(ii) are satisfied; or
(B) the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless immediately following such reorganization, merger or consolidation (1) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company, any employee benefit plan(s) (or related trust(s)) of the Company and/or its Subsidiaries or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

         "Committee" means the committee appointed by the Board to administer the Plan or, if none, the Board.

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         "Consultant" means any individual, other than a Director or an
Employee, who renders consulting or advisory services to the Company or an Affiliate, including, for example, an advisory director.

         "Disability" means a Participant is suffering from a mental or physical disability, which, in the opinion of the Board, prevents the Participant from performing his regular duties and is expected to be of long continued duration or to result in death.

         "Employee" means any employee of the Company or an Affiliate.

         "employment" includes any period in which the Participant is a paid consultant to the Company or an Affiliate.

         "FMV Per Share" of the Common Stock as of any particular date shall be determined by any fair and reasonable means determined by the Committee, which may include, if the Common Stock is listed for trading on a national stock exchange, the closing sales price quoted on such exchange as published in The Wall Street Journal (or other reporting service approved by the Committee) reports for the date of the grant, or if no trade of the Common Stock shall have been reported for such date, the closing sales price quoted on such exchange which is published in The Wall Street Journal (or other reporting service approved by the Committee) reports for the next day prior thereto on which a trade of the Common Stock was so reported, or if the shares are not so listed or admitted to trading, the closing sales price as reported by the Nasdaq Stock Market, or through a similar organization if Nasdaq is no longer reporting such information, on such grant date. If shares of the Common Stock are not listed or admitted to trading on any exchange or the Nasdaq Stock Market or any similar organization, the FMV Per Share shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion.

         "Incumbent Board" means the individuals who, as of any date of determination, constitute the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (2) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board.

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         "IPO" means the first underwritten offering after the date hereof, of
Common Stock which is registered pursuant to an effective registration statement filed by the Company under the 1933 Act, and sold to an underwriter in a firm commitment underwriting for reoffering to the public or, if applicable, the expiration of any underwriter's lock-up agreement entered into with respect to the IPO (and covering any Common Stock subject to an Award) in which the aggregate offering price to the public of all such Common Stock is more than $100 million. Notwithstanding the foregoing, an IPO shall not include (i) a registration statement filed on Form S-4 (or any successor form), (ii) a registration statement filed on Form S-8 (or any successor form), or any other applicable form with respect to the issuance of Common Stock, or securities convertible into, or exchangeable for, Common Stock or rights to acquire Common Stock or such securities, issued or to be issued or granted to directors, officers or employees of the Company, and (iii) any registration statement relating to an offering of debt securities of the Company convertible or exchangeable into Common Stock).

         "Non-Employee Director" means persons who are members of the Board but who are neither employees nor consultants of the Company or any Affiliate.

         "Option" means an option to acquire Common Stock granted pursuant to the provisions of the Plan.

         "Option Expiration Date" means ten years after the date of grant of an Option.

         "Other Stock-Based Award" means an award granted pursuant to Article V of the Plan that is not otherwise specifically provided for, the value of which is based in whole or in part upon the value of a share of Common Stock.

         "Outstanding Company Common Stock" means, as of any date of determination, the then outstanding shares of Common Stock of the Company.

         "Outstanding Company Voting Securities" means, as of any date of determination, the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors.

         "Participant" means any Non-Employee Director, Employee or Consultant granted an Award under the Plan.

         "Performance Unit" means an Award of a unit granted pursuant to Article V of the Plan with a value of $100, which, if earned, shall be payable in shares of Common Stock, cash or any combination thereof as determined by the Committee.

         "Purchased Stock" means an Award of Common Stock granted pursuant to
Article III of the Plan.

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         "Phantom Shares" means an Award of the right to receive Shares issued at the end of a Restricted Period which is granted pursuant to Article V of the Plan.

         "Restricted Period" shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

         "Restricted Stock" shall mean any share of Common Stock, prior to the lapse of restrictions thereon, granted under Article V of the Plan.

         "Retirement" means the termination of a Participant's employment with the Company or an Affiliate (i) on or after reaching age 65 or (ii) on or after reaching age 55 and prior to age 65 for reasons other than death, Disability or for Cause and with the consent of the Board.

                                   ARTICLE II
                           NONQUALIFIED STOCK OPTIONS

                  2.1 ELIGIBLE EMPLOYEES/CONSULTANTS. All employees, including officers (whether or not they are directors), and consultants of the Company or its Affiliates shall be eligible to receive Options under this
Article II.

                  2.2 CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Option granted under this Article II shall not be less than the FMV Per Share on the date of grant of such Option. The exercise price for each Option granted under
Article II shall be subject to adjustment as provided in Section 2.3(e).

                  2.3 TERMS AND CONDITIONS OF OPTIONS. Options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this Article II, as the Committee shall deem desirable:

                           (a) Option Period and Conditions and Limitations on Exercise. No Option shall be exercisable later than the Option Expiration Date. To the extent not prohibited by other provisions of the Plan, each Option shall be exercisable at such time or times as the Committee in its discretion may determine at the time such Option is granted.

                           (b) Termination of Employment and Death. For purposes of this Article II, a Participant's employment shall be deemed to have terminated at the close of business on the day on which he is no longer for any reason whatsoever (including his death) employed by the Company or an Affiliate. Unless the Option agreement specifically provides otherwise, if a Participant's employment is terminated for any reason whatsoever (including his death), (1) each vested Option granted to him

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         (determined as of his termination of employment date) shall wholly and completely terminate as follows:

                                    (i)      At the time the Participant's
                  employment is terminated, if termination occurs within the six-month period following the date of grant; or

                                    (ii)     At the time the Participant's
                  employment is terminated, if his employment is terminated because he is discharged for Cause (as defined below); or

                                    (iii)    At the expiration of a period of
                  one year after the Participant's death (but in no event later than the Option Expiration Date), if the Participant's employment is terminated after the six-month period following the date of grant by reason of his death. To the extent exercisable at death, an Option may be exercised by the Participant's estate or by the person or persons who acquire the right to exercise his Option by bequest or inheritance with respect to any or all of the shares remaining subject to his Option at the time of his death; or

                                    (iv)     At the expiration of a period of
                  three years after the Participant's employment is terminated, if the Participant's employment is terminated after the six-month period following the date of grant because of Retirement or Disability (as such terms are defined below) (but in no event later than the Option Expiration Date); or

                                    (v)      At the expiration of a period of
                  three months after the Participant's employment is terminated (but in no event later than the Option Expiration Date), if the Participant's employment is terminated after the six-month period following the date of grant for any reason other than his death, Retirement, Disability or for Cause; or

                                    (vi)     Notwithstanding the above, with
                   respect to all Options outstanding at the date of a Change of
                  Control, if the Participant's employment is terminated on or within the one-year period following such Change of Control other than for Cause, at the expiration of the first anniversary of the Participant's date of termination, unless subparagraph (iii), (iv) or (v) provides a longer period for the exercise of such Options (but in no event later than the Option Expiration Date); and

         (2) all nonvested Options granted to him (determined as of his termination of employment date) shall immediately terminate on such date of termination of employment.

                           (c) Manner of Exercise. In order to exercise an Option, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares


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         being purchased, together with any required withholding taxes. The payment of the exercise price for each Option shall either be (i) in cash or by check payable and acceptable to the Company, (ii) with the consent of the Committee, by tendering to the Company shares of Common Stock owned by the person for more than six months having an aggregate FMV Per Share as of the date of exercise and tender that is not greater than the full exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above, or (iii) following an IPO and subject to such instructions as the Committee may specify, at the person's written request the Company may deliver certificates for the shares of Common Stock for which the Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person's behalf the full amount of the exercise price from the proceeds of such sale. In the event that the person elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

                  (d) Options not Transferable. Except as provided below, no Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order and, during the lifetime of the Participant to whom any such Option is granted, it shall be exercisable only by the Participant. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the Option with respect to the shares involved in such attempt. To the extent provided by the Committee with respect to a specific Option, the Participant may transfer, for estate planning purposes, all or part of such Option to one or more immediate family members or related family trusts or partnerships or similar entities, on such terms and conditions as the Committee may impose.

                  (e) Adjustment of Options. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options granted, or portions thereof then unexercised, shall be exercisable, to the end that after such event the shares subject to the Plan and each Participant's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final and binding upon all Participants, the Company, and all other interested persons.

                  (f) Listing and Registration of Shares. Each Option shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

                  (g) Reload Options. An Option may, in the discretion of the Committee, include a reload stock Option right which shall entitle the Participant, upon (i) the exercise of such original Option prior to the Participant's termination of employment and (ii) payment of the appropriate exercise price in shares of Common Stock that have been owned by such Participant for at least six months prior to the date of exercise, to receive a new Option (the "Reload Option") to purchase, at the FMV Per Share on the date of the exercise of the original Option, the number of shares of Common Stock equal to the number of whole shares delivered by the Participant in payment of the exercise price of the original Option. Such Reload Option shall be subject to the same terms and conditions, including expiration date, and shall be exercisable at the same time or times as the original Option with respect to which it is granted.

         2.4 AMENDMENT. The Committee may, with the consent of the person or persons entitled to exercise any outstanding Option, amend such Option. The Committee may at any time or from time to time, in its discretion, in the case of any Option which is not then immediately exercisable in full, accelerate the time or times at which such Option may be exercised to any earlier time or times. The Committee, in its absolute discretion, may grant to holders of outstanding Options, in exchange for the surrender and cancellation of such Options, new Options having exercise prices lower (or higher) than the exercise price provided in the Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

         2.5 NO ACCELERATION OF VESTING. No Option granted hereunder shall vest upon a Change of Control, an IPO or any other event unless specifically provided for to the contrary in the document or instrument evidencing an Option granted hereunder.

         2.6      OTHER PROVISIONS.

                  (a) The person or persons entitled to exercise, or who have exercised, an Option shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such Option until he shall have become the holder of record of such shares.

                  (b) No Option granted hereunder shall be construed as limiting any right which the Company or any Affiliate may have to terminate at any time, with or without cause, the employment of any person to whom such Option has been granted.

                  (c) Notwithstanding any provision of the Plan or the terms of any Option, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

                  (d) Notwithstanding any other provision of this Plan or any Award Agreement to the contrary, by exercising an Option the holder agrees that the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the 1933 Act, require that the holder not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the 1933 Act as may be requested by the Company or the representative of the underwriters. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such period.

                                   ARTICLE III
                                 PURCHASED STOCK

         3.1 PARTICIPANTS. The Committee shall have the authority to sell shares of Common Stock to such key employees of the Company and its Subsidiaries as may be selected by it, on such terms and conditions as it may establish, subject to the further provisions of this Article III. Each sale of Common Stock under this Plan shall be evidenced by an agreement which shall be subject to applicable provisions of this Plan and to such other provisions not inconsistent with this Plan as the Committee may approve for the particular sale transaction.

         3.2 PURCHASE PRICE. The price per share for Common Stock purchased by a Participant under this Plan shall be not less than the FMV per share on the date the Participant executes and delivers a purchase agreement.

         3.3 PAYMENT OF PURCHASE PRICE. At the option of the Participant, payment of the purchase price of Purchased Stock under this Plan shall be made in full in cash or by delivery to the Company of a promissory note ("Note") in principal amount equal to the purchase price of the shares covered by the agreement, less any partial cash payment made at the time of execution and delivery, or for the full purchase price if no such partial cash payment is made.



         3.4 TERMS OF NOTE. Each Note shall be executed and delivered by the Participant and the Participant's spouse, if any; shall be due and payable not later than 10 years after the date of purchase; shall bear interest at the applicable Federal rate payable; shall be a full recourse obligation unless the Committee permits otherwise; shall be secured by a pledge of all shares of Purchased Stock purchased by the Participant with the Note; and shall have such other terms as the Committee may determine. In the discretion of the Committee pledged shares of Purchased Stock may be released from such pledge on such terms and conditions as it may specify.

         3.5 DISTRIBUTIONS ON PLEDGED SHARES. The Participant shall agree to remit to the Company all distributions made on the pledged shares, to be applied first towards payment of interest on the Note accrued to the distribution date, and then towards reduction of principal of the Note. Any balance of any applied distribution remaining after prepayment of the Note in full shall be delivered to the Participant.

                                   ARTICLE IV
                       NON-EMPLOYEE DIRECTOR STOCK OPTIONS

         4.1 ELIGIBLE DIRECTORS. Non-Employee Directors shall be eligible to receive Options solely under this Article IV.

         4.2 GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS. The Committee shall have the authority to grant, prior to the expiration of the Plan, to those Non-Employee Directors as may be selected by it Options to purchase shares of Common Stock on the terms and conditions hereinafter set forth in this Article
IV. In determining the number of shares to be subject to any such Option, the Committee may consider such facts as it may consider relevant.

         4.3 CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Option granted under this Article IV shall be equal to the FMV Per Share price on the date of the grant of such Option. The exercise price for each Option granted under
Article IV shall be subject to adjustment as provided in Section 4.4(e).

         4.4      TERMS AND CONDITIONS OF OPTIONS. Options granted under this
Article IV shall be subject to the following terms and conditions:

                  (a) Option Period and Conditions and Limitations on Exercise. Each Option granted under this Article IV shall be exercisable at such time or times as the Committee in its discretion may determine at the time such Option is granted.

                  (b) Termination of Directorship and Death. For purposes of Article IV, a Non-Employee Director's directorship shall be deemed to have terminated at the close of business on the day on which he ceases to be a member of the Board for any reason whatsoever (including his death). If a Non-Employee Director's directorship is terminated for any reason whatsoever (including his death), each Option granted to him under Article IV and all of his rights thereunder shall wholly and completely terminate:

                           (i) At the time the Non-Employee Director's directorship is terminated if termination occurs within the six-month period following the date of grant; or

                           (ii) At the time the Non-Employee Director's directorship is terminated if his directorship is terminated as a result of his removal from the Board for Cause (other than Disability or in accordance with the provisions of the Company's Bylaws regarding automatic termination of directors' terms of office); or

                           (iii) At the expiration of a period of one year after the Non-Employee Director's death (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated after the six-month period following the date of grant by reason of his death. To the extent exercisable at death, an Option granted under
                  Article IV may be exercised by the Non-Employee Director's estate or by the person or persons who acquire the right to exercise his Option by bequest or inheritance with respect to any or all of the shares remaining subject to his Option at the time of his death; or

                           (iv) At the expiration of a period of three years after the Non-Employee Director's directorship is terminated if such person's directorship is terminated after the six-month period following the date of grant as a result of such person's resignation or removal from the Board because of Disability or in accordance with the provisions of the Company's Bylaws regarding automatic termination of directors' terms of office (but in no event later than the Option Expiration Date); or

                           (v) At the expiration of a period of three months after the Non-Employee Director's directorship is terminated (but in no event later than the Option Expiration
                  Date) if the Non-Employee Director's directorship is terminated after the six-month period following the date of grant for any reason other than the reasons specified in
                  Article IV, Paragraphs 4(b)(ii) through 4(b)(iv).

                           (c) Manner of Exercise. In order to exercise an Option granted under Article IV, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased. The payment of the exercise price for each Option granted under Article IV shall either be in (i) in cash or by check payable and acceptable to the Company, or (ii) with the consent of the Committee, by tendering to the Company shares of Common Stock owned by the person for more than six months having an aggregate FMV Per Share as of the date of exercise and tender that is not greater than the full exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above. In the event that the person elects to make payment as allowed under clause (ii) above, the Company may, upon confirming that the person owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Company so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

                           (d) Options Not Transferable. Except as provided below, no Option granted under Article IV shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Non-Employee Director to whom any such Option is granted, it shall be exercisable only by such Non-Employee Director. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option granted under Article IV, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective and shall give no right to the purported transferee. To the extent provided by the Committee with respect to a specific Option, the Non-Employee Director may transfer, for estate planning purposes, all or part of such Option to immediate family members or related family trusts or partnerships or similar entities, on such terms and conditions as the Committee may impose.

                           (e) Adjustment of Shares. The shares with respect to which Options may be granted pursuant to Article IV are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase under such Option, in lieu of the number of class of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the optionee had been the holder of record of the number of shares of Common Stock as to which such Option is then exercisable. Any adjustment provided for in the preceding provisions of this Paragraph 4(e) shall be subject to any required stockholder action.

                           (f) Listing and Registration of Shares. Each Option granted under Article IV shall be subject to the requirement that if at any time the Company determines, in its discretion, that the listing, registration, or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Company.

                  4.5 NO ACCELERATION OF VESTING. No Option granted hereunder shall vest upon a Change of Control, an IPO or any other event unless specifically provided for to the contrary in the document or instrument evidencing an Option granted hereunder.

                  4.6      OTHER PROVISIONS.

                           (a) The person or persons entitled to exercise, or who have exercised , an Option granted under Article IV shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such Option until he shall have become the holder of record of such shares.

                           (b) No Option granted under Article IV shall be construed as limiting any right which either the stockholders of the Company or the Board may have to remove at any time, with or without cause, any person to whom such Option has been granted from the Board.

                           (c) Notwithstanding any provision of the Plan or the terms of any Option granted under Article IV, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rule or regulations of any governmental regulatory body.

                           (d) Notwithstanding any other provision of this Plan or any Award Agreement to the contrary, by exercising an Option the holder agrees that the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the 1933 Act, require that the holder not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the 1933 Act as may be requested by the Company or the representative of the underwriters. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such period.

                                    ARTICLE V
              RESTRICTED STOCK, PHANTOM STOCK AND PERFORMANCE UNITS

         5.1 ELIGIBLE PERSONS. All employees, including officers (whether or not they are directors), and consultants of the Company, its Subsidiaries and affiliated entities shall be eligible to receive awards of Restricted Stock, Phantom Stock and/or Performance Units (as hereinafter defined) under this
Article V.

         5.2 TERMS AND CONDITIONS OF AWARDS. Awards granted under this Article to a Participant shall be (i) with respect to Restricted Stock, shares of Common Stock, (ii) with respect to Phantom Stock, a phantom share of Common Stock, and (iii) with respect to a Performance Unit, a unit with a value of $100, which, if earned, shall be payable in shares of Common Stock, cash or any combination thereof as determined by the Committee. These Awards shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article V, as the Committee shall deem desirable:

                  (a) Restricted Period and Vesting. Subject to Article V, Paragraphs 3 and 4, unless an Award Agreement specifically provides otherwise, no shares of Restricted Stock, Phantom Stock or Performance Units shall be subject to becoming vested; i.e., earned and nonforfeitable, earlier than the date which is six months from the date of grant nor later than the date which is ten years after the date of grant (the "Restricted Period"). To the extent not prohibited by other provisions of the Plan, each share of Restricted Stock and Phantom Stock and each Performance Unit shall become vested upon (i) the achievement of such performance goals (Company, Subsidiary and/or individual) over such Restricted Period, or (ii) at the end of the Restricted Period without regard to the achievement of any performance goals, as the Committee, in its discretion, may determine on the grant of such Award.

                  (b) Termination of Employment and Death. For purposes of this Article V, a Participant's employment shall be deemed to have terminated at the close of business on the day on which he is no longer for any reason whatsoever (including his death) employed by the Company or an Affiliate. Unless the Award Agreement specifically provides otherwise, if an employment is terminated for any reason whatsoever (including his death), all of his rights with respect to each share of Restricted Stock, Phantom Stock and each Performance Unit granted to him shall wholly and completely terminate:

                           (i) At the time the Participant's employment is terminated if termination is for any reason other than Retirement, Disability or death; or

                           (ii)     If the Participant's employment is
                  terminated due to Retirement, Disability or death, at the time of such termination but only with respect to that portion of the Award which is equal to the fraction, the numerator of which is the number of full calendar months remaining in the Restricted Period and the denominator of which is the total number of calendar months in the Restricted Period; provided, however, the remaining, nonforfeited portion of the Award shall continue to be subject to the terms and conditions of the Restricted Period and at the end of such Restricted Period shall be forfeited and/or paid as unrestricted stock and/or cash, as the case may be, to the Participant depending on the achievement of the goals for such Restricted Period; provided, further however, the Committee may, in its sole discretion, deem the terms and conditions have been met at the date of such termination for all or part of such remaining, nonforfeited portion of the Award.

                  (c) Performance Awards not Transferable. Except as provided below, no shares of Restricted Stock, Phantom Stock or Performance Units shall be transferable during a Restricted Period otherwise than by will or by the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any shares of Restricted Stock, Phantom Stock or Performance Units, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the shares of the Restricted Stock, Phantom Stock or Performance Units involved in such attempt. To the extent provided by the Committee with respect to a specific Award of Restricted Stock, Phantom Stock or Performance Units, the Participant may transfer, for estate planning purposes, all or part of such Award to one or more immediate family members or related family trusts or partnerships or similar entities, on such terms and conditions as the Committee may impose.

         5.3 AMENDMENT. The Committee may, with the consent of the Participant awarded any outstanding Restricted Stock, Phantom Stock or Performance Units, amend the performance objectives and/or the Restricted Period for earning such Award.

         5.4 NO ACCELERATION OF VESTING. No Restricted Stock, Phantom Stock or Performance Units granted hereunder shall vest upon a Change of Control, an IPO or any other event unless specifically provided for to the contrary in the document or instrument evidencing an Award granted hereunder.

         5.5      OTHER PROVISIONS.

                  (a) No grant of Restricted Stock, Phantom Stock or Performance Units shall be construed as limiting any right which the Company or any Affiliate may have to terminate at any time, with or without cause, the employment of any person to whom such Award has been granted.

                  (b) Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, during the Restricted Period, shall be left in deposit with the Company and a stock power endorsed in blank. The grantee of Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

                  The shares represented by this certificate have been issued pursuant to the terms of the Veridian Corporation 2000 Stock Incentive Plan (as amended and restated) and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated __________, 200___.

                  After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of (i) Restricted Stock, a certificate, without the legend set forth above, for the number of shares of Common Stock that are no longer subject to such restrictions, terms and conditions shall be delivered to the employee, (ii) Phantom Stock, to the extent not paid in cash, a certificate for the number of shares of Common Stock equal to the number of Shares of Phantom Stock earned, and (iii) Performance Units, cash and/or a certificate for the number of shares of Common Stock equal in value to the number of Performance Units vested shall be delivered to the person. The remaining unearned shares of Restricted Stock issued with respect to such Award, if any, or unearned Phantom Stock or Performance Units, as the case may be, shall either be forfeited back to the Company or, if appropriate under the terms of the Award, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

                                   ARTICLE VI
                                  BONUS STOCK

                  The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to employees, including officers (whether or not they are directors), and consultants of the Company, its Subsidiaries and affiliated entities. Bonus Stock shall be shares of Common Stock that are not subject to a Restricted Period under Article V.

                                   ARTICLE VII
                            OTHER STOCK-BASED AWARDS

                  The Committee is hereby authorized to grant to employees, including officers (whether or not they are directors), and consultants of the Company, its Subsidiaries and affiliated entities an "Other Stock-Based Award," which shall consist of a right which (i) is not an Award described in any other Article and (ii) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock) as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

                                  ARTICLE VIII
                              WITHHOLDING FOR TAXES

         Any issuance of Common Stock pursuant to the exercise of an Option or payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

         Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by the Code) from such Award payment or exercise.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 NO RIGHTS TO AWARDS. No Participant or other Person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.

         9.2 NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

         9.3 GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Delaware, without regard to any principles of conflicts of law.

         9.4 SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

         9.5 OTHER LAWS. The Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance of transfer or such shares or such other consideration might violate any applicable law.

         9.6 OUTSTANDING AWARDS. All previously granted Awards under the Plan and the Veda Plan that are outstanding immediately prior to the effective date of the Plan, which includes the merger of the Veda Plan into the Plan, shall thereafter be subject to the terms of the Plan as hereby amended and restated, except to the extent the terms hereof would (i) cause any such outstanding incentive stock Option to cease to qualify as such or (ii) materially adversely affect the Participant's rights under such Award.

         9.7 SUBSTITUTE AWARDS. Awards may be granted from time to time in substitution for similar awards held by employees of other corporations who become employees of the Company or a Subsidiary as the result of a merger or consolidation of such employee's employing corporation with the Company or any Subsidiary, or the acquisition by the Company or any Subsidiary of the assets of such employee's employing corporation, or the acquisition by the Company or any Subsidiary of the stock of such employee's employing corporation. The terms and conditions of substitute Awards granted may vary from the terms and conditions set forth in the Plan to the extent the Committee deems it appropriate.

         9.8 SHAREHOLDER AGREEMENTS. The Committee may condition the grant, exercise or payment of any Award upon such person entering into a stockholders' agreement in such form as approved from time to time by the Board.